UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________

                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 18, 2008
                                _________________
                Date of Report (Date of earliest event reported)


                             GENEVA RESOURCES, INC.
                             ______________________
             (Exact name of registrant as specified in its charter)

           NEVADA                     0-32593                    98-0441019
           ______                     _______                    __________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                  2533 N. CARSON STREET, SUITE 125
                     CARSON CITY, NEVADA 89706            89706
                     __________________________           _____
              (Address of principal executive offices)  (Zip Code)


                                 (775) 348-9330
                                 ______________
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on December 18, 2008, the Board of Directors (the "Board") of Geneva Resources, Inc., a Nevada corporation (the "Company") accepted the resignation of Stephen Jewett dated December 18, 2008 as a member of the Board of Directors of the Company. There were no disagreements or disputes between the Company and Mr. Jewett. Therefore, the Board of Directors remains comprised of Marcus Johnson, D. Bruce Horton and Bertrand Taquet.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.


Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENEVA RESOURCES, INC.

DATE:  DECEMBER 22, 2008.               /s/ MARCUS JOHNSON
                                        ________________________________________
                                        NAME: MARCUS JOHNSON
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

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